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                                                                  EXHIBIT 10.1

                            REGISTRATION RIGHTS AGREEMENT


    THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of ____________, 1997, by and among Precept Investors, Inc., a Texas corporation ("Precept"), and Michael Margolies and The Margolies Family Trust (collectively, the "Stockholder").

    This Agreement is made pursuant to the terms of the Agreement and Plan of Reorganization dated November ___, 1997 (the "Plan of Reorganization") by and between U.S. Transportation Systems, Inc., a Nevada corporation ("USTS"), Precept and Precept Acquisition Company, LLC, a Nevada limited liability company and wholly owned subsidiary of Precept. In order to induce the Stockholder to enter into an Employment Agreement with Precept, Precept has agreed to provide the registration rights on the terms set forth in this Agreement for the benefit of the Stockholder.

    The parties hereto agree as follows:

1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the same meaning attributed to them as in the Plan of Reorganization.

2. PIGGYBACK REGISTRATION RIGHTS. At any time during the Piggyback Period (as hereinafter defined), if Precept proposes to register any Precept Common Stock for its own or others' account under the Securities Act of 1933, as amended (the "Securities Act"), in a public offering for cash and specifically excluding a registration relating to employee benefit plans or issuance of shares in connection with an acquisition transaction (an "Offering"), Precept will give the Stockholder prompt verbal notice of its intent to do so at least thirty (30) days prior to the filing of the related registration statement with the SEC, and written notice of its intent to do so (a "Registration Notice") at least ten (10) business days prior to such filing. Such notice shall specify the approximate date on which Precept proposes to file such registration statement and shall contain a statement that the Stockholder is entitled to participate in such offering and shall set forth the number of shares of Registrable Common (as hereinafter defined) that represents the best estimate of the lead managing underwriter (or if not known or applicable, Precept) that will be available for sale by the Stockholder in the proposed offering. If Precept shall have delivered a Registration Notice, the Stockholder shall be entitled to participate on the same terms and conditions as Precept in the public offering to which such Registration Notice relates and to offer and sell shares of Registrable Common therein only to the extent provided in this SECTION 2. If the Stockholder desires to participate in the Offering, the Stockholder shall notify Precept in writing no later than five (5) business days following the date the Registration Notice is sent of the aggregate number of shares of Registrable Common that the Stockholder desires to sell in the Offering. The Stockholder so desiring to participate in the Offering may include shares of Registrable Common in the registration statement relating to the Offering to the extent that the inclusion of such shares shall not reduce the number of shares of Precept Common Stock to be offered and sold by Precept to be included therein. If the lead managing underwriter selected by Precept for the Offering (or, if the Offering is not underwritten, a financial advisor to Precept) determines that marketing factors require a limitation on the number of shares of Registrable Common to be offered and sold in the Offering, there shall be included in the Offering only that

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number of shares of Registrable Common, if any, that such lead managing underwriter or financial advisor, as the case may be, reasonably and in good faith believes will not jeopardize the success of the Offering.

    As used herein, "Piggyback Period" means the period of time commencing on the date of this Agreement and expiring on the earlier to occur of (i) the close of business on the eighteen (18) month anniversary of the date of this Agreement or (ii) the Stockholder's failure to include in any Offering with respect to which the Stockholder received a Registration Notice (which offered him the opportunity to register all of the Registrable Common Stock then owned by the Stockholder) after the eight (8) month anniversary of the date of this Agreement the maximum number of shares of Registrable Common which the Stockholder was entitled to include pursuant to this Agreement, in accordance with the terms of this Agreement.

    As used herein, "Registrable Common" means all shares of Precept Common Stock to be acquired by the Stockholder with respect to his securities of USTS pursuant to the terms of the Plan of Reorganization and the USTS Plan of Liquidation and Dissolution, and any additional shares of Precept Common Stock issued or distributed in respect of any such shares by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. For purposes of this Agreement, shares of Registrable Common will cease to be Registrable Common when and to the extent that (i) a registration statement covering such shares has been declared effective under the Securities Act and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares have been distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) such shares have been otherwise transferred to another party and new certificates for such shares of Registrable Common not bearing a legend restricting further transfer shall have been delivered by Precept; PROVIDED, HOWEVER, that all shares of Registrable Common held by the Stockholder shall immediately cease to be Registrable Common if such shares of Registrable Common constitute less than one percent (1%) of Precept's then outstanding Common Stock when the resale provisions of Rule 144(k) promulgated under the Securities Act are available to the Stockholder, or the Stockholder is otherwise entitled to sell the shares of Registrable Common held by him without registration under the Securities Act and without limitation as to volume or manner of sale or both.

3.  DEMAND REQUEST AND PUT AGREEMENT.

    The Stockholder shall be entitled to deliver to the Company no later than thirty (30) days prior to the expiration of the Piggyback Period a written request that Precept cause a registration statement be filed on behalf of the Stockholder with the SEC covering the sale of any Registrable Common then held by the Stockholder (a "Demand Request"). In the event that (a) Precept receives a Demand Request, (b) the Piggyback Period does not expire prior to the eighteen (18) month anniversary of the date of this Agreement pursuant to
SECTION 2 (as a result of the Stockholder's failure to include in any Offering the maximum number of shares of Registrable Common which the Stockholder was entitled to include), and (c) Precept fails to cause a registration statement covering the sale of the Registrable Common to be declared effective by the SEC on or prior to the eighteen (18) month

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anniversary of the date of this Agreement, then the Stockholder shall have the right and option and may elect from time to time and at any time after the expiration of the Piggyback Period, but not later than ninety (90) days after the expiration of the Piggyback Period, to require in writing (the "Put Notice") that Precept purchase all or any portion of any Registrable Common then held by the Stockholder at a price per share equal to the average closing price for Precept Common Stock over the 30 trading days ending three
(3) trading days prior to the date Precept receives the Put Notice. The closing of such sale, and payment for the shares, shall occur within fifteen
(15) days after the date Precept receives the Put Notice.

4.  REGISTRATION AND SALE PROCEDURES.

    (a) In connection with any registration under SECTION 2 or SECTION 3 hereof, Precept shall (a) use commercially reasonable efforts to prepare and file with the SEC as soon as reasonably practicable, a registration statement with respect to the Registrable Common and use commercially reasonable efforts to cause such registration to promptly become and remain effective for a period of at least 120 days (or such shorter period during which holders shall have sold all Registrable Common which they requested to be registered) provided, however, that such 120 day period shall be extended for a period equal to the period that the Stockholder agrees to refrain from selling any securities included in such registration in accordance with
SECTION 4(b) or SECTION 8 hereof; (b) prepare and file with the SEC such amendments (including post-effective amendments) to such registration statement and supplements to the related prospectus to appropriately reflect the plan of distribution of the securities registered thereunder until the completion of the distribution contemplated by such registration statement or for so long thereafter as a dealer is required by law to deliver a prospectus in connection with the offer and sale of the shares of Registrable Common covered by such registration statement and/or as shall be necessary so that neither such registration statement nor the related prospectus shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and so that such registration statement and the related prospectus will otherwise comply with applicable legal requirements; (c) use commercially reasonable efforts to register and qualify the Registrable Common covered by such registration statement under applicable securities or "Blue Sky" laws of such jurisdictions as the holders shall reasonably request for the distribution of the Registrable Common; (d) take such other actions as are reasonable and necessary to comply with the requirements of the Securities Act and the rules and regulations thereunder; (e) furnish such number of prospectuses (including preliminary prospectuses) and documents incident thereto as the Stockholder from time to time may reasonably request;
(f) list or include such Registrable Common on any securities exchange on which any stock of Precept is then listed or included, if the listing or inclusion of such Registrable Common is then permitted under the rules of such exchange; (g) use commercially reasonable efforts to keep the Stockholder informed of Precept's best estimate of the earliest date on which such registration statement or any post-effective amendment thereto will become effective and will notify the Stockholder and any managing underwriters participating in the distribution pursuant to such registration statement promptly (i) when Precept is informed that such registration statement or any post-effective amendment to such registration statement becomes effective, (ii) of any request by the SEC for an amendment or any supplement to such registration statement or any related prospectus, (iii) of the issuance by the SEC of any stop order suspending the

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effectiveness of such registration statement or of any order preventing or suspending the use of any related prospectus or the initiation or threat of any proceeding for that purpose, (iv) of the suspension of the qualification of any shares of Registrable Common included in such registration statement for sale in any jurisdiction or the initiation or threat of a proceeding for that purpose, (v) of any determination by Precept that an event has occurred which makes untrue any statement of a material fact made in such registration statement or any related prospectus or which requires the making of a change in such registration statement or any related prospectus in order that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (vi) of the completion of the distribution contemplated by such registration statement if it relates to an offering by Precept; (h) in the event of the issuance of any stop order suspending the effectiveness of such registration statement or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares of Registrable Common included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain its withdrawal; and (i) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, but not later than fifteen months after the effective date of such registration statement, an earnings statement covering the period of at least twelve months beginning with the first full fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

    (b) The Stockholder agrees to provide Precept with written notice at least three (3) but not more than ten (10) business days prior to selling any shares of Registrable Common pursuant to a registration statement filed in connection with any Offering. If, upon receipt of such a notice, Precept certifies to the Stockholder in writing that (i) due to a change in circumstances, a pending transaction, financing, offering, reorganization or similar situation, the registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the public disclosure required to correct such misstatement or omission would be, in the sole determination of Precept, injurious to Precept, then the Stockholder will refrain from selling any of the Registrable Common pursuant to the registration statement for the period of time, not to exceed 45 days in each instance, requested by Precept. Precept will use commercially reasonable efforts to minimize the time period during which the Stockholder is required to refrain from selling any Registrable Common under this paragraph.

5.   UNDERWRITING AGREEMENT.  In connection with a registration pursuant to
SECTION 2 or SECTION 3 hereof covering an underwritten Offering to include shares of Registrable Common, Precept and the Stockholder agree to enter into a written agreement with the managing underwriter, if any, in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of Precept's size and investment stature, including provisions for indemnification by Precept, and, whether or not an underwriting agreement is entered into, Precept shall:

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    (a)  make such representations and warranties to the Stockholder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in comparable underwritten offerings;

    (b) obtain opinions of counsel to Precept and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in number of the shares Registrable Common being sold) addressed to such holders and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and the underwriters, if any;

    (c) obtain "cold comfort" letters and updates thereof from Precept's independent certified public accountants addressed to the selling holders of Registrable Common and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by independent accountants in connection with underwritten offerings on such date or dates as may be reasonably requested by the managing underwriter and Stockholder; and

    (d) deliver such documents and certificates as may be reasonably requested by the Stockholder and the managing underwriters, if any, to evidence compliance with clause (g) of SECTION 4 and with any customary conditions contained in the underwriting agreement, if any.

6. AVAILABILITY OF RULE 144. Notwithstanding anything contained herein to the contrary (including SECTIONS 2 AND 3 hereof), Precept shall not be obligated to register shares of Registrable Common held by the Stockholder at any time (a) following the expiration of the Piggyback Period, or (b) if the Stockholder owns less than 1% of Precept's then outstanding Common Stock when the resale provisions of Rule 144(k) promulgated under the Securities Act become available to the Stockholder or the Stockholder is otherwise entitled to sell the shares of Registrable Common held by him or her without registration under the Securities Act and without limitation as to volume or manner of sale or both.

7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the shares of Registrable Common held by the Stockholder to the public without registration, Precept agrees to:

    (a) make and keep current public information available as those terms are understood and defined in Rule 144 promulgated under the Securities Act, at all times;

    (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of Precept under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

    (c) so long as the Stockholder owns any shares of Registrable Common, furnish to the Stockholder forthwith upon request a written statement by Precept as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has

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become subject to such reporting requirements), a copy of the most recent annual or quarterly report of Precept, and such other reports and documents so filed as the Stockholder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Stockholder to sell any such securities without registration.

8. MARKET STANDOFF. In consideration of the granting to the Stockholder of the registration rights pursuant to this Agreement, the Stockholder agrees that, for so long as the Stockholder holds shares of Registrable Common, except as permitted by SECTION 2 hereof, the Stockholder will not sell, transfer or otherwise dispose of, including without limitation through put or short sale arrangements, shares of Precept Common Stock in the ten days prior to the effectiveness of any registration (other than pursuant to a Registration Statement on Form S-8 or Form S-4 or any successor forms) of Precept Common Stock for sale to the public and for up to 90 days following the effectiveness of such registration, provided that (i) the underwriters for such offering reasonably request that the Stockholder be bound by such restrictions and (ii) all directors, executive officers and holders of more than five percent of the outstanding Precept Common Stock agree to the same restrictions.

9. REGISTRATION EXPENSES. All expenses incurred in connection with any registration, qualification and compliance under this Agreement (including, without limitation, all registration, filing, qualification, legal, printing and accounting fees) shall be borne by Precept. All underwriting commissions and discounts applicable to shares of Registrable Common included in the registrations under this Agreement shall be borne by the Stockholder.
Subject to the foregoing, all expenses incident to Precept's performance of or compliance with this Agreement, including, without limitation, all filing fees, fees and expenses of compliance with securities or blue sky laws (including, without limitation, fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Common), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of Precept's officers and employees performing legal or accounting duties), the fees and expenses applicable to shares of Registrable Common included in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by Precept are then listed, registrar and transfer agents' fees and fees and disbursements of counsel for Precept and its independent certified public accountants (including, without limitation, the expenses of any "cold comfort" letters required by or incident to such performance and the fees and expenses of any special audit required or incident to a registration hereunder), securities act liability insurance of Precept and its officers and directors (if Precept elects to obtain such insurance), the fees and expenses of any special experts retained by Precept in connection with such registration and fees and expenses of other persons retained by Precept incurred in connection with each registration hereunder (but not including, without limitation, any underwriting fees, discounts or commissions attributable to the sale of Registrable Common, fees and expenses of counsel and any other special experts retained by the holders of Registrable Common in connection with a registration required hereunder, and transfer taxes, if any), will be borne by Precept.

10. INDEMNIFICATION; CONTRIBUTION.

    (a) INDEMNIFICATION BY PRECEPT. Precept agrees to indemnify and hold harmless the Stockholder, its officers, directors, agents, employees, representatives and each person or entity who

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controls the Stockholder (within the meaning of the Securities Act) with respect to which registration, qualification or compliance has been effected pursuant to SECTION 2 or SECTION 3, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement (or alleged untrue statement) of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Precept of the Securities Act or any rule or regulation thereunder applicable to Precept and relating to action or inaction required of Precept in connection with such registration, qualification or compliance, except insofar as the same arise out of or are based upon any such untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon information with respect to the Stockholder furnished in writing to Precept by the Stockholder expressly for use therein. In connection with an underwritten offering, Precept will indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Common.

    (b) INDEMNIFICATION BY STOCKHOLDER. In connection with any registration statement in which the Stockholder is participating, the Stockholder will furnish to Precept in writing such information with respect to the name and current address of the Stockholder, the amount of Precept Common Stock held by the Stockholder and the nature of such holdings, and such other information as is required by Precept for use in connection with any such registration statement or prospectus. The Stockholder agrees to indemnify and hold harmless Precept, its directors, officers, agents, employees, representatives and each person or entity who controls Precept (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to the Stockholder so furnished in writing by the Stockholder specifically for inclusion in or for use in the preparation of any prospectus or registration statement.

    (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to notify the indemnifying party shall not relieve it from its indemnification obligations to the indemnified party under this Agreement unless the resulting delay is materially prejudicial to the defense of such claim; provided, further, that the failure to deliver any such notice shall not relieve an indemnifying party of any liability or obligation that it may have to an indemnified party otherwise than pursuant to this SECTION 10. Unless in the reasonable judgment of such indemnified party (i) a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim or (ii) the named parties to any such action, suit, proceeding or investigation (including any impleaded parties) include both an

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indemnifying party and an indemnified party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if the indemnified party, based on the advice of counsel, reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

    (d) CONTRIBUTION. If the indemnification provided for in this SECTION 10 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any untrue statement (or alleged untrue statement) of a material fact or omission (or alleged omission) to state a material fact has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in SECTION 10(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

    The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this SECTION 10(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Common underwritten by it and distributed to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling holder shall be required to contribute any amount in excess of the amount by which the total price at which shares of the Registrable Common of such

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selling holder were offered to the public exceeds the amount of any damages which such selling holder has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    If indemnification is available under this SECTION 10, the indemnifying party shall indemnify the indemnified party to the full extent provided in SECTIONS 10(a) AND 10(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this SECTION 10(d). The provisions of this SECTION 10 shall survive the termination of any or all of the other provisions of this Agreement.

11. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. The Stockholder may not participate in any underwritten registration hereunder unless such holder (a) agrees to sell its Registrable Common on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

12. TRANSFER OF REGISTRATION RIGHTS; ADDITIONAL GRANTS OF REGISTRATION RIGHTS. The registration rights provided to the Stockholder under SECTION 2 and SECTION 3 hereof may not be transferred to any other person or entity, except pursuant to the laws of descent and distribution; provided that such transferees are bound by and subject to the terms and conditions contained herein.

13. MISCELLANEOUS.

    (a) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case except in writing signed by both parties.

    (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopies, registered or certified mail (return receipt requested), postage prepaid, or courier to the parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). Notices sent by mail shall be effective when answered back, notices sent by telecopier shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery by the courier. Notices shall be sent to the following addresses:

         (i) if to the Stockholder, at the most current address given by the Stockholder to Precept in writing, and to:

              Robert Brantl, Esq.

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              Bressler Amery & Ross, P.C.
              17 State St., 34th Floor
              New York, NY 10004
              (212) 425-9337 (fax)

         (ii) if to Precept, at its address set forth in the Plan of Reorganization.

    (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

    (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

    (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE.

    (g) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Stockholder shall be enforceable to the fullest extent permitted by law.

    (h) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

    EXECUTED as of the date first above written.

                             PRECEPT:

                             PRECEPT INVESTORS, INC.



                             By:
                                 -------------------------------


                             STOCKHOLDERS:



                             -----------------------------------
                             Michael Margolies


                             THE MARGOLIES FAMILY TRUST


                             -----------------------------------
                             By:  Elaine Margolies, Trustee


                                       11